____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2003


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-76246            41-1808858
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)



      Registrant's telephone number, including area code, is (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5
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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Residential Asset Mortgage Products, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Loan-Backed Term Notes, Series 2003-HS3 (the "Notes").

Incorporation of Certain Documents by Reference

        The financial statements of MBIA Insurance Corporation ("MBIA"), a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc., for the year ended December 31, 2002 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2003, and for the six month period ended June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of MBIA Inc., for the period ended June 30, 2003 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Home Equity Loan-Backed Term Notes, Series 2003-HS3, and shall be deemed to be part hereof and thereof..

        In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as
Exhibit 23.1.



____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 23, 2002 and the prospectus supplement dated September 23, 2003 (collectively, the "Prospectus"), of Residential Asset Mortgage Products, Inc., relating to its Home Equity Loan-Backed Term Notes, Series 2003-HS3.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1   Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                              By:    /s/ Mark White
                              Name:  Mark White
                              Title: Vice President


Dated:  September 23, 2003




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                                  Exhibit Index


Exhibit                                                        Page

23.1           Consent of PWC                                    6

                                 Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
MBIA Insurance Corporation


We hereby consent to the incorporation by reference in the Prospectus Supplement of RFMSII Series 2003-H3 Home Loan Equity Trust, relating to Mortgage Pass-Through Certificates, Series 2003-H3 comprising part of the Registration Statement (No. 333-76246) of Residential Funding Corporation, of our reports, dated January 31, 2003, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.


                            /s/PricewaterhouseCoopers


New York, New York
September 23, 2003


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